Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 12, 2021 (this “Amendment”), among Sabre GLBL Inc., a Delaware corporation (the “Borrower”), Sabre Holdings Corporation, a Delaware corporation (“Holdings”), the Lenders party hereto and Bank of America, N.A., administrative agent (the “Administrative Agent”).

WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, amended and restated, modified and/or supplemented through and including the date hereof, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower;

WHEREAS, pursuant to Section 11.01 of the Credit Agreement, the Borrower, the Required Pro Rata Lenders and the Administrative Agent may from time to time amend or waive the terms and provisions (and related definitions) of Article VIII of the Credit Agreement relating to the Financial Performance Covenant;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. (a) Article VIII of the Credit Agreement is hereby amended and restated in its entirety as follows:

ARTICLE VIII

Financial Performance Covenant

SECTION 8.01 Financial Performance Covenant. The Borrower shall be in compliance with the financial reporting obligations in Section 6.01.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each of the Lenders party hereto and the Administrative Agent that:

(a) the representations and warranties of the Borrower and each of the other Loan Parties set forth in Article V of the Credit Agreement, immediately before and after giving effect to this Amendment and the transactions contemplated hereby, are true and correct in all material respects on and as of the Amendment No. 4 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(b) no Default or Event of Default shall have occurred and be continuing as of the Amendment No. 4 Effective Date, after giving effect to this Amendment and the transactions contemplated hereby.

SECTION 4. Effectiveness. This Amendment shall become effective as of the date (the “Amendment No. 4 Effective Date”) on which each of the following conditions shall have been satisfied:

(a) the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) Holdings, (ii) the Borrower, (iii) the Administrative Agent and (iv) the Required Pro Rata Lenders;

(b) the Administrative Agent shall have received such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party and the authorization of this Amendment and amendment of the Credit Agreement and the other transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent;

(c) the Administrative Agent shall have received payment of all fees and other amounts previously agreed in writing by the Borrower to be due and payable on or prior to the Amendment No. 4 Effective Date and, to the extent invoiced at least two Business Days prior to the Amendment No. 4 Effective Date (except as otherwise reasonably agreed by the Borrower), reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent; and

(d) The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 4 Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Covenant. Within one (1) Business Day of the Amendment No. 4 Effective Date, (i) the Borrower shall have prepaid in full all Revolving Credit Loans then outstanding using the proceeds of the Other Term Loans incurred in accordance with Section 2.15 of the Credit Agreement and (ii) all of the Revolving Credit Commitments shall have been terminated pursuant to Section 2.06(a) or 2.06(d), as applicable, of the Credit Agreement. Failure to perform or observe the covenant set forth in this Section 5 shall constitute an Event of Default.

SECTION 6. Reference to Agreement. From and after the Amendment No. 4 Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Credit Agreement as amended hereby and as may be further amended, supplemented or otherwise modified from time to time.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Except to the extent applicable law would prohibit the same, make the same unenforceable or affirmatively

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requires a manually executed counterpart signature, the delivery of an executed counterpart of a signature page of this Amendment by fax, emailed .pdf or any other electronic means approved by the Administrative Agent in writing (which may be via email) that reproduces an image of the actual executed signature page shall be as effective as the delivery of a manually executed counterpart of this Amendment. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or other record. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopy or other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopy or other electronic image scan transmission.

SECTION 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9. Jurisdiction. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY (IN THE BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, THE BORROWER, HOLDINGS, EACH OTHER LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES NOT TO COMMENCE ANY SUCH LEGAL ACTION OR PROCEEDING IN ANY OTHER JURISDICTION, TO THE EXTENT PERMITTED BY APPLICABLE LAW. THE BORROWER, HOLDINGS, EACH OTHER LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR OTHER DOCUMENT RELATED THERETO.

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SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 11. No Novation. This Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Amendment No. 4 Effective Date in favor of the Administrative Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement. Each Guarantor further agrees that nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.

SECTION 12. Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.

SECTION 13. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 14. Successors. The terms of this Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns.

SECTION 15. No Waiver. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to receive a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

SABRE GLBL INC.,

By	/s/ Brian Evans
Name: Brian Evans
Title: Treasurer

SABRE HOLDINGS CORPORATION,

By	/s/ Brian Evans
Name: Brian Evans
Title: Treasurer

[Signature Page to Sabre—Amendment No. 4 (2Q21)]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Maurice Washington
Name: Maurice Washington
Title: Vice President

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jason Auguste
Name: Jason Auguste
Title: Vice President

By:
Name:
Title:

[Signature Page to Sabre—Amendment No. 4 (2Q21)]

Deutsche Bank AG New York Branch, as a Lender

By	/s/ Philip Tancorra
Name: Philip Tancorra
Title: Vice President philip.tancorra@db.com 212-250-6576

By	/s/ Michael Strobel
Name: Michael Strobel
Title: Vice President Michael-p.strobel@db.com 212-250-0939

[Signature Page to Sabre—Amendment No. 4 (2Q21)]

Goldman Sachs Bank USA, as a Lender

By
/s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

[Signature Page to Sabre—Amendment No. 4 (2Q21)]

MIZUHO BANK, LTD. , as a Lender

By
/s/ John Davies
Name: John Davies
Title: Authorized Signatory

[Signature Page to Sabre—Amendment No. 4 (2Q21)]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By
/s/ Lacy Houstoun
Name: Lacy Houstoun
Title: Managing Director

[Signature Page to Sabre—Amendment No. 4 (2Q21)]

CITIBANK, N.A., as a Lender

By
/s/ Javier Escobar
Name: Javier Escobar
Title: Director & Vice President

[Signature Page to Sabre—Amendment No. 4 (2Q21)]

JPMORGAN CHASE BANK, N.A., as a Lender

By
/s/ Matthew Cheung
Name: Matthew Cheung
Title: Vice President

[Signature Page to Sabre—Amendment No. 4 (2Q21)]

Morgan Stanley Bank, N.A., as a Lender

By
/s/ Jack Kuhns
Name: Jack Kuhns
Title: Vice President

[Signature Page to Sabre—Amendment No. 4 (2Q21)]

MUFG BANK, LTD., as a Lender

By
/s/ Matthew Antioco
Name: Matthew Antioco
Title: Director

[Signature Page to Sabre—Amendment No. 4 (2Q21)]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By
/s/ R. Ruining Nguyen
Name: R. Ruining Nguyen
Title: Senior Vice President

[Signature Page to Sabre—Amendment No. 4 (2Q21)]